POWER OF ATTORNEY
	Know all by these presents,
that the undersigned hereby
constitutes and appoints each of
Michael Rapino, Kathy Willard,
Michael Rowles, Brian Capo and
Brandy Lecoq, signing singly, the
undersigned's true and lawful
attorney-in-fact to:
	(1)	execute for and on behalf
of the undersigned, in the
undersigned's capacity as an
officer and/or director of Live
Nation, Inc. (the "Company"), Forms
3, 4 and 5 in accordance with
Section 16(a) of the Securities
Exchange Act of 1934, as amended,
and the rules thereunder;
	(2)	do and perform any and
all acts for and on behalf of the
undersigned which may be necessary
or desirable to complete and
execute any such Form 3, 4 or 5,
complete and execute any amendment
or amendments thereto, and timely
file such form with the United
States Securities and Exchange
Commission and any stock exchange
or similar authority; and
	(3)	take any other action of
any type whatsoever in connection
with the foregoing which, in the
opinion of such attorney-in-fact,
may be of benefit to, in the best
interest of, or legally required
by, the undersigned, it being
understood that the documents
executed by such attorney-in-fact
on behalf of the undersigned
pursuant to this Power of Attorney
shall be in such form and shall
contain such terms and conditions
as such attorney-in-fact may
approve in such attorney-in-fact's
discretion.
	The undersigned hereby grants
to each such attorney-in-fact full
power and authority to do and
perform any and every act and thing
whatsoever requisite, necessary, or
proper to be done in the exercise
of any of the rights and powers
herein granted, as fully to all
intents and purposes as the
undersigned might or could do if
personally present, with full power
of substitution or revocation,
hereby ratifying and confirming all
that such attorney-in-fact, or such
attorney-in-fact's substitute or
substitutes, shall lawfully do or
cause to be done by virtue of this
power of attorney and the rights
and powers herein granted.  The
undersigned acknowledges that the
foregoing attorneys-in-fact, in
serving in such capacity at the
request of the undersigned, are not
assuming, nor is the Company
assuming, any of the undersigned's
responsibilities to comply with
Section 16 of the Securities
Exchange Act of 1934, as amended.
	This Power of Attorney shall
remain in full force and effect
until the undersigned is no longer
required to file Forms 3, 4 and 5
with respect to the undersigned's
holdings of and transactions in
securities issued by the Company,
unless earlier revoked by the
undersigned in a signed writing
delivered to the foregoing
attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney
to be executed as of the date
written below.

/s/ Mark D. Carleton

Mark Carleton

6/15/12
Date